Exhibit 10.20


                          BUSINESS CONSULTING AGREEMENT

     AGREEMENT, made as of this 19th day of March 1999 by and between METRO GLOBAL MEDIA, INC., a Rhode Island corporation having is principal place of business at 1060 Park Avenue, Cranston, Rhode Island 02910, hereinafter the "Company," and KENNETH F. GUARINO, residing at 50 Fort Avenue, Cranston, Rhode Island 02905, hereinafter the "Consultant".

     WHEREAS, the Company is a public company required to file reports pursuant to the Securities Exchange Act of 1934, as amended, and is current in its reporting requirements; and

     WHEREAS, the Consultant is in the business of providing management consulting services and his services have been used in the past on a deal-to-deal basis; and

     WHEREAS, the Company desires to retain the Consultant to perform management consulting services in connection with the Company's business affairs on a non-exclusive basis, and the Consultant is willing to undertake to provide such services on that basis and as hereinafter set forth.

     NOW, THEREFORE, the parties agree as follows:

     1. TERM: The term of this Agreement shall be one (1) years from April 1, 1999 through March 31, 2000.

     2. NATURE OF SERVICES: The Consultant will use his best efforts and render advice and assistance to the Company on business-related matters (all of which services are hereinafter collectively referred to as the "Program"), and in connection therewith, the Consultant shall:

     a.  Attend  meetings  of  the  Company's  Board  of  Directors,   Executive
Committee, and Financial Committee(s) when so requested by the Company.

     b. Attend meetings and at the request of the Company, review, analyze and report on proposed business opportunities. These meetings are to include operations and production meetings when the Company deems necessary.

     c. Consult with the Company concerning on-going strategic corporate planning and long-term investment policies, including any revisions of the Company's business plan.

     d. Consult with and advise the Company with regard to potential mergers and acquisitions, whether the Company is the acquiring company or the target of acquisitions.

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     e. Assist in the  preparation  and  distribution  of press releases when so requested by the Company to be distributed to the press, news services, customers, suppliers, selected NASD broker/dealers, financial institutions and the Company's shareholders.

     f. Consultant has no authority to bind the Company and his sole duties are to report recommendations to the Company's Board of Directors.

     Anything to the contrary herein notwithstanding, it is recognized and agreed that the Consultant's services will not include any service that constitutes the rendering of legal opinions, performance of work that is in the ordinary purview of a certified public accountant, or any work that is in the ordinary purview of a registered securities broker/dealer.

     3. COMPENSATION: As full payment for his services set forth above, the Consultant shall receive One Hundred Twenty Thousand Dollars ($120,000), payable in increments of Ten Thousand Dollars ($10,000) per month beginning April 1, 1999.

     In addition, the Company shall issue to the Consultant options to purchase 100,000 shares of the Company's free-trading, common stock (the "Option") which shall be exercisable for a period of five (5) years from the date of this agreement at $2.00 per share (the average 10-day closing price prior to the date of this Business Consulting Agreement).

     Upon issuance of the Option, the Company shall prepare and file a registration statement on Form S-8 (the "Registration Statement") with the Securities and Exchange Commission registering the shares to be issued upon exercise of the Option (the "Shares").

     a. The Company and the Consultant hereby agree that, notwithstanding the fact that the Option and Shares are being registered in the S-8 Registration Statement in the name of the Consultant, in light of the Company's agreement to file the S-8 Registration Statement, the Consultant hereby consents to delay the delivery of the Option until the filing of the S-8.

     b. Once delivery of the Option is made, the Option delivered shall be deemed the sole and exclusive property of the Consultant, and the Company shall be obligated to deliver the Shares upon exercise. The Option is not transferable without the prior written consent of the Company.

     4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY:

     The Company represents and warrants to Consultant each such representation and warranty being deemed to be material, that:

     a. The Company will cooperate fully and timely with the Consultant to enable the Consultant to perform his activities and obligations under the Agreement.

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     b. The execution and  performance of this Agreement by the Company has been authorized by the Board of Directors of the Company in accordance with applicable law.

     c. The entry into and the performance by the Company of this Agreement will not violate any applicable court decree, law or regulation, nor will it violate any provision of the organizational documents of the Company or any contractual obligation to which the Company may be bound.

     d. Since the Consultant will rely upon information being supplied him by the Company, all such information shall be true, accurate, complete and not misleading, in all material respects.

     e. The Shares, when issued upon the exercise of the Option, will be duly and validly issued, fully paid and non-assessable with no personal liability to the ownership thereof.

     f. The Company will act diligently and promptly in reviewing materials submitted to it by the Consultant to enhance the timely distribution of such materials and will inform the Consultant of any material inaccuracies contained therein prior to dissemination.

     g. The Company will initiate and complete a registration statement on Form S-8 and will fully comply with any and all applicable provisions of the Federal and State Securities Laws. In the event law prohibits the Company from registering securities on Form S-8, the Company will register Consultant's shares pursuant to an alternative registration method.

     5. REPRESENTATIONS AND WARRANTIES OF CONSULTANT: By virtue of his execution hereof, and in order to induce the Company to enter into this Agreement, the Consultant hereby represents and warrants to the Company as follows:

     a. The Consultant has full power and authority to enter into this Agreement, to enter into a consulting relationship with the Company as provided for and described herein, and to otherwise perform this Agreement in the time and manner contemplated.

     b. The Consultant has the requisite skill and experience to perform the services contemplated by this Agreement, to create and implement the Program, and to carry out and fulfill his duties and obligations hereunder.

     c. The Consultant is not an officer, director, shareholder, control person, principal or affiliate of any underwriter, broker or finders which is doing or has done business with or on behalf of the Company.

     d. The Consultant hereby acknowledges, agrees and accepts that pending delivery of the Option and thereafter during and throughout the entire term of this Agreement, he shall be exclusively responsible for the payment of any

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expenses  relating to the Program,  at the sole expense of the Consultant unless otherwise approved by the Company.

     e. The Consultant will make no representation that he has the authority to bind the Company in any matter whatsoever.

     6. LIABILITY OF CONSULTANT: In furnishing the Company with management advice and other services as herein provided, neither the Consultant, nor any employee or agent thereof, shall be liable to the Company or its creditors for error of judgment or for anything except malfeasance, bad faith or gross negligence in the performance of his duties, or reckless disregard of his obligations and duties under this Agreement.

     It is further understood and agreed that Consultant may rely upon information furnished to him by the Company reasonably believed to be accurate and reliable and that, except as herein provided, the Consultant shall not be accountable for any loss suffered by the Company by reason of the Company's action or non-action on the basis of any advice, recommendation or approval of the Consultant, his employees or agents.

     The parties further acknowledge that the Consultant undertakes no responsibility for the accuracy of any statement made by management contained in press releases or other communications, including, but not limited to, filings with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     7. STATUS OF CONSULTANT: The Consultant is an independent contractor and has no authority to bind the Company without the approval from the Board of Directors. The Consultant shall not have, nor be deemed to have, any fiduciary obligation or duties to the Company.

     8. OTHER ACTIVITIES OF CONSULTANT: The Company recognizes that the Consultant now renders, and may continue to render, consulting and advisory services to other companies which may or may not have policies and conduct activities similar to those of the Company. The Consultant shall be free to pursue, conduct and carry on for the Consultant's own account (or for the account of others) such activities, employment, ventures, businesses and other pursuits as the Consultant in his sole, absolute and unfettered discretion, may elect, provided the Consultant and any such activities by him or on his behalf do not violate Paragraph 10 of this Agreement, or any other provision hereof.

     9. DISCLAIMER BY CONSULTANT: The Consultant will prepare certain materials for the Company. Consultant makes no representation that his services will result in any enhancement of the Company.

     10. CONFIDENTIALITY: Until such time as it may be publicly disclosed, the Consultant agrees that any information, materials or documents provided by the Company will not be revealed or disclosed to the public or any third person, except in the performance of this Agreement and with the Company's consent. Upon

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completion  of the term of this  Agreement  and at the  written  request  of the
Company, the Consultant will return any original documentation provided by the Company to the Consultant. The Consultant will require similar confidentiality agreements from his employees and/or agents where he reasonably believes they will come in contact with confidential material.

     11. MISCELLANEOUS:

     a. The Company shall make all final decisions with respect to consultation, advice and services rendered by the Consultant.

     b. This Agreement contains the entire agreement of the parties hereto and there are no agreements, representations or warranties other than those contained herein. Neither party may modify this Agreement unless in writing and signed by both parties.

     c. This Agreement shall be governed by and construed in accordance with the laws of the State of Rhode Island.

     d. Any controversy or claim under, arising out of, or related to this Agreement shall be settled by arbitration in accordance with the rules and under the auspices of the American Arbitration Association to be conducted in Rhode Island.

     e. This Agreement shall supersede and replace all previous agreements between the parties, both written and oral.

     12. NOTICES: All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the last known address of any party hereto.

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     IN WITNESS WHEREOF,  the undersigned have executed this Agreement effective as of the day and year first above written.

METRO GLOBAL MEDIA, INC.



By: /s/ A. Daniel Geribo            /s/ Kenneth F. Guarino
------------------------            ----------------------
        A. DANIEL GERIBO                KENNETH F. GUARINO
        Board Member



By: /s/ Alan Casale
-------------------
        ALAN CASALE
        Board Member

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